Exhibit 1.1

LINKBANCORP, INC.

(a Pennsylvania corporation)

[●] Shares of Common Stock

UNDERWRITING AGREEMENT

[●], 2022

STEPHENS INC.

(As representative of Underwriters listed in Annex A hereto)

c/o Stephens Inc.

111 Center Street Little Rock, Arkansas 72201

Ladies and Gentlemen:

LINKBANCORP, Inc., a Pennsylvania corporation (“Company”), proposes to issue and sell to the several underwriters named in Annex A hereto (“Underwriters”), pursuant to the terms set forth herein (this “Agreement”), an aggregate of [●] shares (the “Firm Shares”) of Company’s Common Stock, par value $0.01 per share (the “Common Stock”). Company has also granted to Underwriters an option to purchase from Company up to an additional [●] shares of Common Stock (the “Option Shares”). The Firm Shares and the Option Shares are hereinafter referred to collectively as the “Shares.” Stephens Inc. has agreed to act as representative of the several Underwriters (in such capacity, “Representative”) in connection with the offering and sale of the Shares.

Company has prepared and filed with the United States Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (File No. 333-[●]) which includes a form of prospectus to be used in connection with the public offering and sale of the Shares. Such registration statement, as amended, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder (the “Securities Act Regulations”), including any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to herein as the “Registration Statement.” From and after the date and time of filing any registration statement pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”), the term “Registration Statement” shall include the Rule 462(b) Registration Statement. The prospectus, in the form first used by Underwriters to confirm sales of the Shares or in the form first made available to Underwriters by Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act, is referred to herein as the “Prospectus.” Each prospectus in preliminary form that describes the Shares and the offering thereof and is used prior to the filing of the Prospectus is referred to herein as a “preliminary prospectus.” The preliminary prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined below) is hereinafter called the “Pricing Prospectus.” The “Pricing Disclosure Package” means the Pricing Prospectus, together with the Issuer Free Writing Prospectuses (as defined below), if any, listed on Annex B hereto, and the pricing information conveyed orally to investors, as set forth on Annex B hereto. For the purposes of this Agreement, the “Applicable Time” is [●] p.m., New York City time, on [●], 2022. Any “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) relating to the offering of the Shares contemplated hereunder is hereinafter called an “Issuer Free Writing Prospectus.” As used herein, “Road Show” means a “road show” (as defined in Rule 433 under the Securities Act) relating to the offering of the Shares contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). All references to the Registration Statement, any preliminary prospectus, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (“EDGAR”). “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. “Written Testing-the-Waters Communication” means any Testing-the-Waters Communication that is a “written communication” within the meaning of Rule 405 under the Securities Act. “Permitted Written Testing-the-Waters Communications” means the Written Testing-the-Waters Communications, if any, listed on Annex C hereto.

Company and Underwriters agree that up to 5.0% of the Firm Shares (the “Directed Shares”) shall be reserved for sale by Underwriters to certain eligible directors, executive officers, employees and other business associates of Company and its Subsidiaries (as defined herein) (collectively, the “Directed Share Participants”), as part of the distribution of the Shares by Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. To the extent that such Directed Shares are not orally confirmed for purchase, and subject to an agreement to purchase, by the Directed Share Participants by the end of the first business day after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

Company and Bank (as defined below) confirm as follows their respective agreements with Representative and the several other Underwriters.

Section 1. Representations and Warranties of Company and Bank.

(a)    Representations and Warranties of Company. Company represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Date (as defined below), and each Option Closing Date (if any) referred to in Section 3(b) hereof, and agrees with each Underwriter, as follows:

(i)    Compliance of the Registration Statement, the Prospectus and Incorporated Documents. Each of the Registration Statement and any post-effective amendment thereto has become effective under the Securities Act. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the Securities Act, no order preventing or suspending the use of any preliminary prospectus or the Prospectus or any amendment or supplement thereto has been issued and no proceedings for any of those purposes have been instituted or are pending or, to Company’s knowledge, contemplated. Company has complied with each request (if any) from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time of its effectiveness and as of each deemed effective date with respect to Underwriters pursuant to Rule 430B(f)(2) of the Securities Act, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations. Each preliminary prospectus, the Pricing Prospectus, the Prospectus and any amendment or supplement thereto, at the time each was filed with the Commission, complied in all material respects with the requirements of the Securities Act and the Securities Act Regulations and are identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(ii)    Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at its effective time or at the Closing Date or Option Closing Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the Applicable Time, neither (A) the Pricing Disclosure Package nor (B) any individual Issuer Free Writing Prospectus, when considered together with the Pricing Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto, as of its issue date or at the Closing Date or Option Closing Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. There are no statutes, regulations, documents or contracts of a material character required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, or to be filed as an exhibit to the Registration Statement, which are not described or filed as required. There are no business relationships or related person transactions involving Company or any Subsidiary (as defined herein) or any other person required to be described in the Registration Statement, the Pricing Disclosure Package and the Prospectus that have not been described as required.

The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or any amendment thereto or the Pricing Disclosure Package or the Prospectus or any

amendment or supplement thereto made in reliance upon and in conformity with information furnished in writing or confirmed in writing to Company by any Underwriter through Representative expressly for use therein. For purposes of this Agreement, the only information so furnished or confirmed shall be the information under the heading “Underwriting—Stabilization,” information in the first paragraph under the heading “Underwriting–Discounts and Expenses” and the first sentence under the heading “Underwriting—Passive Market Making,” in each case, contained in the Registration Statement, the preliminary prospectus contained in the Pricing Disclosure Package and the Prospectus (collectively, the “Underwriter Information”).

(iii)    Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement, any preliminary prospectus, the Pricing Prospectus or the Prospectus that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations on the date of first use, and Company has complied or will comply with all prospectus delivery and any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the Securities Act and the Securities Act Regulations. Company has not made any offer relating to the Common Stock that would constitute an Issuer Free Writing Prospectus without the prior written consent of Representative. Company has retained in accordance with the Securities Act and the Securities Act Regulations all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act and the Securities Act Regulations.

(iv)    Company Not Ineligible Issuer. (A) At the time of filing the Registration Statement and any post-effective amendment thereto, (B) at the earliest time thereafter that Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) of the Shares and (C) at the Applicable Time, Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act. Company has paid the registration fee for this offering pursuant to Rule 111 under the Securities Act Regulations or will pay such fee within the time period required by such rule (without giving effect to the proviso therein) and in any event prior to the Closing Date.

(v)    Auditor. Each of S.R. Snodgrass, P.C., the accounting firm that audited the financial statements and supporting schedules of Company and its consolidated Subsidiaries (as defined below), and Hacker, Johnson & Smith PA, the accounting firm that audited the financial statements and supporting schedules of GNB Financial Services, Inc., The Gratz Bank and their consolidated Subsidiaries (collectively, “GNBF”), that are included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, is (i) an independent public accountant with respect to Company as of the dates in their respective audit opinions as required by the Securities Act, the Securities Act Regulations, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules and regulations promulgated thereunder (the “Exchange Act Regulations”) and the Public Company Accounting Oversight Board (the “PCAOB”), (ii) to the Company’s knowledge, a registered public accounting firm, as defined by the PCAOB, which has not had its registration superseded or revoked and which has not requested that such registration be withdrawn, and (iii) with respect to Company, is not and has not been in violation of the auditor independence requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) and the rules and regulations of the Commission.

(vi)    Financial Statements; Non-GAAP Financial Measures. The financial statements of Company and its consolidated Subsidiaries (as defined below) included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, comply with the requirements of the Securities Act and present fairly in all material respects the financial position of Company and its consolidated Subsidiaries (as defined below) at the dates indicated or for the periods to which they apply. The financial statements of GNBF and its consolidated subsidiaries, included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the related schedules and notes, present fairly in all material respects the financial position of GNBF and its consolidated subsidiaries. The financial statements of Company and its consolidated Subsidiaries (as defined below) and the financial statements of GNBF have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved. The supporting schedules, if any, present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Registration Statement, the Pricing Disclosure Package and the Prospectus present fairly, in all material respects, the information shown therein and have been compiled, in all material respects, on a basis consistent with that of the audited or unaudited financial statements included therein. The pro forma financial statements included in the Registration Statement, the Pricing Disclosure Package and the Prospectus, together with the notes related thereto (A) present fairly in all material respects the consolidated financial position and results of operations of Company and its Subsidiaries, and (ii) GNBF, at the dates and for the periods specified on a combined pro forma basis and (B) present fairly in all material respects the results of operations of (i) Company and its Subsidiaries and (ii) Gratz for the periods specified on a combined pro forma basis; said pro forma financial statements and pro forma information referred to in (A) and (B) have been prepared in conformity with the requirements of Article 11 of Regulation S-X and GAAP, applied on a consistent basis throughout the periods involved, and give effect to assumptions and adjustments made in good faith and on a reasonable basis as set forth therein. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included in the Registration Statement, any preliminary prospectus or the Prospectus. To the extent applicable, all disclosures contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply with Regulation G under the Exchange Act and Item 10(e) of Regulation S-K under the Securities Act.

(vii)    No Material Adverse Change in Business. Since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse effect, or any development that would reasonably be expected to result in a material adverse effect, (i) on the general affairs, condition (financial or otherwise), business, properties, prospects, management, financial position, shareholders’ equity, assets, liabilities or results of operations, of Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business or (ii) in the ability of Company to perform its obligations under, and to consummate the transactions contemplated by, this Agreement (each of (i) and (ii) a “Material Adverse Effect”), (B) there has not been any change in the capital stock, short-term debt or long-term debt of Company or any of the Subsidiaries, (C) there have been no transactions entered into by, and no obligations or liabilities, contingent or otherwise, incurred by Company or any of its Subsidiaries, whether or not in the ordinary course of business, which are material to Company and the Subsidiaries, considered as one enterprise, (D) Company has not purchased any of its outstanding capital stock and there has been no dividend or distribution of any kind declared, paid or made by Company on any class of its capital stock except for the dividend declared on the Company’s common stock on August 18, 2022, or (E) there has been no material loss or interference with Company’s or any of its Subsidiaries’ business from fire, explosion, flood, earthquakes, accident or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree.

(viii)    Good Standing of Company. Company has been duly incorporated and is validly subsisting as a corporation under the laws of the Commonwealth of Pennsylvania and has the requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(ix)    Good Standing of Subsidiaries. The Gratz Bank (“Bank”) is a bank chartered under the laws of the Commonwealth of Pennsylvania to transact business as a state financial institution, and the charter of Bank is in full force and effect. Bank and GNB Investment Corp. are the only subsidiaries (as defined in Rule 405 under the Securities Act) of Company listed on Exhibit 21.1 to the Registration Statement (each, a “Subsidiary” and together, the “Subsidiaries”). GNB Investment Corp. has been duly organized and is validly existing as a corporation or other organization in good standing under the laws of the jurisdiction of its incorporation, formation or organization, has the requisite corporate or organizational power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and is duly qualified as a foreign corporation or other business entity to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, all of the issued and outstanding capital stock of each such Subsidiary has been duly and validly authorized and issued, is fully paid and non-assessable and is owned by Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of Company or any Subsidiary or under any agreement to which Company or any Subsidiary is a party. The only Subsidiaries of Company are those listed on Annex D hereto . Except for the Subsidiaries, Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests in any corporation, business trust, association or similar organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture.

(x)    Capitalization. The authorized, issued and outstanding capital stock of Company is as set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus in the column entitled “Actual” under the caption “Capitalization” (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Registration Statement, the Pricing Disclosure Package and the Prospectus). The shares of issued and outstanding capital stock of Company have been duly and validly authorized and issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of Company was issued in violation of the preemptive rights, rights of first refusal or other similar rights of any securityholder of Company arising by operation of law, or under the articles of incorporation, bylaws or other organizational documents of Company or any Subsidiary or under any agreement to which Company or any Subsidiary is a party.

(xi)    Company Equity Awards. With respect to any stock options, restricted stock or other equity awards (the “Equity Awards”) granted pursuant to any compensation or incentive plan of Company or its Subsidiaries providing for the issuance of Equity Awards (the “Company Plans”), (A) each grant of an Equity Award was duly authorized no later than the date on which the grant of such Equity Award was by its terms to be effective by all necessary corporate action, and (B) each such grant was made in accordance with the terms of the Company Plans and all other applicable laws and regulatory rules or requirements.

(xii)    Authorization of Agreement. Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by Company.

(xiii)    Securities Offerings. All offers and sales of Company’s capital stock and debt or other securities prior to the date hereof were made in compliance with or were the subject of an available exemption from registration under the Securities Act and the Securities Act Regulations and all other applicable state and federal laws or regulations, or any actions under the Securities Act and the Securities Act Regulations or any state or federal laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation. Company has not, prior to the date hereof, made any offer or sale of securities which could be “integrated” for purposes of the Securities Act and the Securities Act Regulations with the offer and sale of the Shares pursuant to the Registration Statement and the Prospectus; and except as disclosed in the Pricing Disclosure Package, the Registration Statement and the Prospectus, Company has not sold or issued any security during the 180-day period preceding the date of the Prospectus, including but not limited to any sales pursuant to Commission Rule 144A or Commission Regulations D or S under the Securities Act, other than shares of Common Stock used pursuant to employee benefit plans, qualified stock option plans or the employee compensation plans or pursuant to outstanding options, rights or warrants pursuant to SEC Rule 701 as described in the Pricing Disclosure Package, the Registration Statement and the Prospectus.

(xiv)    Authorization and Description of Shares. The Shares to be purchased by Underwriters from Company have been duly authorized for issuance and sale to Underwriters pursuant to this Agreement and, when issued and delivered by Company pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable and will conform in all material respects to all statements relating thereto contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus and such statements conform in all material respects to the rights set forth in the instruments defining the same; and the issuance of the Shares is not subject to the preemptive rights, rights of first refusal or other similar rights of any securityholder of Company, except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of Company or any of the Subsidiaries other than those described in the Registration Statement, the Pricing Disclosure Package and the Prospectus. The descriptions of Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights.

(xv)    Registration Rights. There are no contracts, agreements or understandings between Company and any person granting such person registration rights or other similar rights to have any securities registered for resale pursuant to the Registration Statement or otherwise registered for resale or sold by Company under the Securities Act pursuant to this Agreement.

(xvi)    Summaries of Legal Matters. The statements set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus under the captions “Business—Legal Proceedings”, “Supervision and Regulation”, “Certain Material U.S. Federal Income Tax Consequences For Non-U.S. Holders of Common Stock”, “Shares Eligible for Future Sale”, “Description of Our Capital Stock” and “Underwriting”, insofar as they purport to describe the provisions of the laws and regulations or documents referred to therein, are accurate, complete and fair in all material respects.

(xvii)    Absence of Defaults and Conflicts. Company is not in violation of its articles of incorporation, as amended (the “Charter”), or amended and restated bylaws (the “Bylaws”); none of the Subsidiaries is in violation of its charter, bylaws or other organizational documents and neither Company nor any of its Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of Company or any Subsidiary is subject (collectively, “Agreements and Instruments”) or, in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein and therein, and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption “Use of Proceeds”) and compliance by Company with its obligations hereunder have been duly authorized by all necessary corporate actions and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a material breach of, or material default or Repayment Event (as defined below) under, or result in the creation or imposition of any material lien, charge or encumbrance upon any property or assets of Company or any Subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches, defaults, or Repayment Events, or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect; nor will such action result in any material violation of the provisions of the Charter or Bylaws of Company or the charter, bylaws or other organizational document of any Subsidiary; nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over Company or any Subsidiary or any of their assets, properties or operations except for such violations or defaults that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by Company or any Subsidiary.

(xviii)    Nasdaq Listing. The Shares have been approved for listing, subject to official notice of issuance and evidence of satisfactory distribution, on the Nasdaq Capital Market (“NASDAQ”), and Company has taken no action designed to, or likely to have the effect of, delisting the Shares from NASDAQ, nor has Company received any notification that the Commission or NASDAQ is contemplating terminating such listing.

(xix)    Absence of Labor Dispute. No labor dispute with the employees of Company or any Subsidiary exists or, to Company’s knowledge, is imminent. Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary’s principal suppliers, manufacturers, customers or contractors, which, in either case, would, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is engaged in any unfair labor practice; no union organizing activities are currently taking place concerning the employees of Company or any Subsidiary; except for matters which would not, singly or in the aggregate, have a Material Adverse Effect, (A) there is (1) no unfair labor practice complaint pending or, to Company’s knowledge, threatened against Company or any Subsidiary before the National Labor Relations Board or any similar domestic or foreign body, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or, to Company’s knowledge, threatened, (2) no strike, labor dispute, slowdown or stoppage pending or, to Company’s knowledge, threatened against Company or any Subsidiary and (3) no union representation dispute currently existing concerning the employees of Company or any Subsidiary; and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”) or any similar domestic or foreign law or the rules and regulations promulgated thereunder concerning the employees of Company or any Subsidiary.

(xx)    Absence of Proceedings. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending or, to Company’s knowledge, threatened against or affecting Company or any Subsidiary that is required to be disclosed in the Registration Statement (other than as disclosed therein) or, if not disclosed in the Registration Statement, that, if determined adversely to Company or any Subsidiary, individually or in the aggregate, would materially and adversely affect the properties or assets thereof; the aggregate of all pending legal or governmental proceedings to which Company or any Subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, if determined adversely to Company or any Subsidiary, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

(xxi)    Bank Holding Company Act. Company has been duly registered as, and meets in all material respects the applicable requirements for qualification as, a bank holding company under Bank Holding Company Act of 1956, as amended. Company’s activities and investments are limited to those that are permissible for a registered bank holding company that has not elected financial holding company status. The activities of the Subsidiaries are permitted of subsidiaries of a bank holding company under applicable law and the rules and regulations of the Federal Reserve set forth in Title 12 of the Code of Federal Regulations.

(xxii)    Compliance with Bank Regulatory Authorities. Company and each of its Subsidiaries is in compliance in all material respects with all applicable laws, rules and regulations (including, without limitation, all applicable regulations and orders) of, or agreements with, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation (“FDIC”), the Pennsylvania Department of Banking and Securities (“PADOBS”) (collectively, the “Bank Regulatory Authorities”), the Equal Credit Opportunity Act, the Fair Housing Act, the Truth in Lending Act, the Community Reinvestment Act (the “CRA”), the Home Mortgage Disclosure Act, Bank Secrecy Act and Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA Patriot Act”), to the extent such laws or regulations apply to Company or Bank, as applicable.

Company and Bank have no knowledge of any facts and circumstances, and have no reason to believe that any facts or circumstances exist, that would cause Bank (A) to be deemed not to be in satisfactory compliance with the CRA and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory,” or (B) to be deemed to be operating in violation, in any material respect, of Bank Secrecy Act of 1970 (or otherwise known as the “Currency and Foreign Transactions Re porting Act”), the USA Patriot Act or any order issued with respect to the Anti-Money Laundering Laws (as defined below). As of the date hereof, Bank was “well managed” and met or exceeded the standards necessary to be considered “well capitalized” under the regulatory framework for prompt corrective action of the FDIC and the PADOBS. Bank is the only depository institution subsidiary of Company and Bank is a member in good standing of the Federal Home Loan Bank System. The activities of Bank are permitted under the laws and regulations of the Commonwealth of Pennsylvania and the United States, the PADOBS and the FDIC. Since December 31, 2018, Company, Bank and each of their respective subsidiaries have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the Bank Regulatory Authorities, and any other applicable federal or state banking authorities. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the Federal Reserve, Bank Regulatory Authorities and any other applicable federal or state banking authorities, as the case may be. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, none of Company, Bank or any of their respective Subsidiaries is a party or subject to any formal or informal agreement, memorandum of understanding, consent decree, directive, cease-and-desist order, order of prohibition or suspension, written commitment, supervisory agreement or other written statement as described under 12 U.S.C. 1818(u) with, or order issued by, or has adopted any board resolutions at the request of, any Bank Regulatory Authority or any other bank regulatory authority that restricts materially the conduct of its business, or in any manner relates to its capital adequacy, its credit policies or its management, nor have any of them been advised by any Bank Regulatory Authority that it is contemplating issuing or requesting (or is considering the appropriateness of issuing or requesting) any such order, decree, agreement, memorandum of understanding, extraordinary supervisory letter, commitment letter or similar submission, or any such board resolutions, or that impose any restrictions or requirements not generally applicable to bank holding companies or commercial banks.

(xxiii)    Accuracy of Exhibits. There are no contracts or documents which are required to be (A) described in the Registration Statement, the Pricing Disclosure Package, or the Prospectus or (B) filed as exhibits thereto, which have not been so described or filed as required.

(xxiv)    Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental agency or body is necessary or required for the performance by Company of its obligations under this Agreement in connection with the offering, issuance or sale of the Shares or the consummation of the transactions contemplated in this Agreement prior to the Closing Date, except such as have been already obtained or as may be required under the Securities Act, the Securities Act Regulations, the rules of NASDAQ, the securities laws of any state or non-U.S. jurisdiction or the rules of FINRA. All of the information provided to Underwriters or to counsel for Underwriters by Company, its counsel, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of Company in connection with the offering of the Shares is true, complete, correct and compliant in all material respects with FINRA rules, and any letters, filings or other supplemental information provided to FINRA pursuant to FINRA rules are true, complete and correct in all material respects.

(xxv)    Possession of Licenses and Permits. Company and its Subsidiaries possess such permits, licenses, approvals, registrations, memberships, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them; Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination of any such Governmental License or result in any other material impairment of the rights of any such

Governmental License; all of the Governmental Licenses are valid and in full force and effect, and neither Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses. Neither Company nor any of its Subsidiaries has failed to file with applicable regulatory authorities any material statement, report, information or form required by any applicable law, regulation or order, all such filings were in material compliance with applicable laws when filed and no material deficiencies have been asserted by any regulatory commission, agency or authority with respect to any such filings or submissions.

(xxvi)    Title to Property. Company and its Subsidiaries have good and marketable title in fee simple to all real property owned by Company and its Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances or any kind except such as (A) are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus or (B) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company or any Subsidiary. All of the leases and subleases under which Company or any of its Subsidiaries holds properties described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, are in full force and effect and are held under valid, subsisting and enforceable leases; and neither Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxvii)    Possession of Intellectual Property. Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures and excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses), systems, technology, trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) necessary to carry on the business now operated by them, except where the failure to own or possess such Intellectual Property would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and neither Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of Company or any of its Subsidiaries therein.

(xxviii)    Environmental Laws. Except as described in the Registration Statement and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) neither Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products, asbestos-containing materials or mold (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (B) Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (C) there are no pending or, to Company’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against Company or any of its Subsidiaries; and (D) there are no events or circumstances that would reasonably be expected to result in forming the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

(xxix)    ERISA. Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by Company or any Subsidiary or any member of Company’s “control group” (within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) for employees or former employees of Company and its affiliates (“Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code. No “prohibited transaction,” within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any such Plan excluding transactions effected pursuant to a statutory or administrative exemption. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by Company, the Subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” (as defined under ERISA) established or maintained by Company, the Subsidiaries or any of their ERISA Affiliates, if such employee benefit plan were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither Company, the Subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (A) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” or (B) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by Company, the Subsidiaries or any of their respective ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which could cause the loss of such qualification. With respect to each Plan subject to Title IV of ERISA, the minimum funding standard of Section 302 of ERISA or Section 412 of the Code, as applicable, has been satisfied (without taking into account any waiver thereof or extension of any amortization period) and is reasonably expected to be satisfied in the future (without taking into account any waiver thereof or extension of any amortization period) and the fair market value of the assets under each Plan exceeds the present value of all benefits accrued under such Plan (determined based on those assumptions used to fund such Plan). There is no pending audit or investigation by the Internal Revenue Service, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation or any other governmental agency or any foreign agency. For purposes of this Agreement, “ERISA Affiliate” means any trade or business (whether or not incorporated) that together with Company or any Subsidiary is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Sections 412 and 430 of the Code, is treated as a single employer under Section 414(m) of the Code.

(xxx)    Internal Control Over Financial Reporting. Company and each of its Subsidiaries maintain a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act Regulations) that complies in all material respects with the requirements of the Exchange Act and has been designed by Company’s principal executive officer and principal financial officer and is sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, since the end of Company’s most recent audited fiscal year, (1) there has been no material weakness in Company’s internal control over financial reporting (whether or not remediated), (2) there has been no change in Company’s internal control over financial reporting that has affected, or is reasonably likely to affect, Company’s internal control over financial reporting and (3) Company has not been advised of (a) any significant deficiencies in the design or operation of internal controls that would adversely affect the ability of Company or any Subsidiary to record, process, summarize and report financial data, or any material weaknesses in internal controls, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of Company and each of the Subsidiaries.

(xxxi)    Disclosure Controls and Procedures. Company and its Subsidiaries employ disclosure controls and procedures (as such term is defined in Rule 13a-15 of the Exchange Act Regulations), which (A) are designed to ensure that information required to be disclosed by Company in the Registration Statement or the reports that it will file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms and that material information relating to Company and its Subsidiaries is made known to Company’s principal executive officer and principal financial officer by others within Company and its Subsidiaries to allow timely decisions regarding disclosure, (B) have been evaluated by management of Company for effectiveness as of the end of Company’s most recent fiscal quarter, and (C) were, as of the end of the most recently completed fiscal quarter, effective in all material respects to perform the functions for which they were established. Based on the evaluation of Company’s and each Subsidiary’s disclosure controls and procedures described above, Company is not aware of (1) any significant deficiency in the design or operation of internal controls which could adversely affect Company’s or its Subsidiaries’ ability to record, process, summarize and report financial data or any material weaknesses in internal controls or (2) any fraud, whether or not material, that involves management or other employees who have a significant role in Company’s or its Subsidiaries’ internal controls. Since the most recent evaluation of Company’s disclosure controls and procedures described above, there have been no changes in internal controls or in other factors that would significantly and adversely affect internal controls.

(xxxii)    Compliance with the Sarbanes-Oxley Act. Company has taken all necessary actions to ensure that, upon the consummation of the transactions contemplated by this Agreement, the Registration Statement, Pricing Disclosure Package and Prospectus, it will be in material compliance with all provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated in connection therewith.

(xxxiii)    Pending Procedures and Examinations. The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Securities Act, and Company is not the subject of a pending proceeding under Section 8A of the Securities Act in connection with the offering of the Shares.

(xxxiv)    Taxes. All United States federal income tax returns of Company and the Subsidiaries required by law to be filed have been timely filed (taking into account any valid extensions) and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which have been or will be promptly contested in good faith and as to which adequate reserves have been provided in Company’s financials in accordance with GAAP. Company and the Subsidiaries have timely filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law, except insofar as the failure to file such returns, singly or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by Company or any Subsidiary except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of Company and the Subsidiaries in respect of any income and corporation tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined. Except as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no material tax deficiency that has been or would reasonably be expected to be asserted against Company or any of its Subsidiaries or any of their respective properties or assets. On the Closing Date and each Option Closing Date, as the case may be, all stock transfer and other taxes, if any, that are required to be paid by Company in connection with the sale of the Shares to be sold by Company to Underwriters will have been fully paid by Company.

(xxxv)    Insurance. Company and each Subsidiary is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged including, but not limited to, policies covering real and personal property owned or leased by Company and each Subsidiary against theft, damage, destruction, acts of vandalism and earthquakes; neither Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for; and Company has no reason to believe that it or any Subsidiary will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect. All such insurance is fully in force.

(xxxvi)    Investment Company Act. Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(xxxvii)    Absence of Manipulation. Neither Company nor any of the Subsidiaries, nor any affiliates of Company or its Subsidiaries, has taken, directly, or indirectly, and neither Company nor any of the Subsidiaries, nor any affiliates of Company or its Subsidiaries, will take, directly or indirectly, any action designed to cause or result in, or which constitutes or would reasonably be expected to constitute, the stabilization or manipulation of the price of any security of Company or any “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act) to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M under the Exchange Act.

(xxxviii)    Foreign Corrupt Practices Act. None of Company, any of its Subsidiaries or, to Company’s knowledge, any director, officer, agent, or employee or other person associated with or acting on behalf of Company or any of its Subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (B) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (C) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), or any applicable non-U.S. anti-bribery statute or regulation; or (D) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment. To Company’s knowledge, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxxix)    Anti-Money Laundering Laws. The operations of Company and its Subsidiaries and, to Company’s knowledge, their respective affiliates, are and have been, conducted at all times in compliance in all material respects with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions and the rules and regulations thereunder issued, administered or enforced by any governmental agency or body (collectively, the “Anti-Money Laundering Laws”); and no action, suit or proceeding by or before any court, governmental agency or body involving Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to Company’s knowledge, threatened. Company and its Subsidiaries and, to Company’s knowledge, their respective affiliates, have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws.

(xl)    OFAC. None of Company, any of the Subsidiaries or any officer or director of either Company or any Subsidiary, nor, to Company’s knowledge, any agent, employee, affiliate or person acting on behalf of Company or any of the Subsidiaries is or has been (A) engaged in any services (including financial services), transfers of goods, software, or technology, or any other business activity related to (i) Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk Peoples’ Republic and the so-called Luhansk Peoples’ Republic of Ukraine or any other country or territory that is subject to comprehensive U.S., EU or UK sanctions (each a “Sanctioned Country”), (ii) the government of any Sanctioned Country, (iii) any person, entity or organization located in, resident in, formed under the laws of, or owned or controlled by the government of, any Sanctioned Country, or (iv) any person, entity or organization made subject of any sanctions administered or enforced by the United States Government, including, without limitation, the list of Specially Designated Nationals (“SDN List”) of the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), or by the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”) and Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC; (B) engaged in any transfers of goods, technologies or services (including financial services) that may assist the governments of Sanctioned Countries or facilitate money laundering or other activities proscribed by United States laws, rules or regulations; (C) is a person, entity or organization currently the subject of any Sanctions; or (D) located, organized or resident in any Sanctioned Country.

(xli)    Cybersecurity. (A) To Company’s knowledge, there has been no security breach or incident, unauthorized access or disclosure, or other compromise of any of Company’s or its Subsidiaries’ information technology and computer systems, networks, hardware, software, data and databases (including the data and information of their respective customers, employees, suppliers, vendors and any third party data maintained, processed or stored by Company and its Subsidiaries), and, any such data processed or stored by third parties on behalf of Company and its Subsidiaries, equipment or technology (collectively, “IT Systems and Data”), (B) neither Company nor its Subsidiaries have been notified of, and each of them have no knowledge of any event or condition that could result in, any security breach or incident, unauthorized access or disclosure or other compromise to their IT Systems and Data; and (C) Company and its Subsidiaries have implemented controls, policies, procedures, and technological safeguards reasonably believed to be appropriate to maintain and protect the integrity, continuous operation, redundancy and security of their IT Systems and Data reasonably consistent with industry standards and practices, or as required by applicable regulatory standards. Company and its Subsidiaries are presently in material compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification.

(xlii)    Relationship. No relationship, direct or indirect, exists between or among Company or any of its Subsidiaries, on the one hand, and the directors, officers, shareholders, customers or suppliers of Company or any of its Subsidiaries, on the other, that is required by the Securities Act or Securities Act Regulations to be described in the Registration Statement or the Prospectus and that is not so described.

(xliii)    Directed Share Program. Company has not offered, or caused Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or supplier of Company or any of its Subsidiaries to alter the customer or supplier’s level or type of business with Company or any of its Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about Company or its products and services or any of its Subsidiaries.

(xliv)    Lending Relationship. Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, Company (A) does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and (B) does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter.

(xlv)    No Restrictions; No Transactions. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, no Subsidiary of Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to Company any loans or advances to such Subsidiary from Company or from transferring any of such Subsidiary’s properties or assets to Company or any other Subsidiary of Company. Except in each case as otherwise disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, neither Company nor any of its Subsidiaries is a party to a letter of intent, accepted term sheet or similar instrument or any binding agreement that contemplates an acquisition, disposition, transfer or sale of the assets (as a going concern) or capital stock of Company or of any Subsidiary or business unit or any similar business combination transaction which would be material to Company and its Subsidiaries taken as a whole.

(xlvi)    Statistical and Market-Related Data. The statistical and market related data contained in the Registration Statement, the Pricing Disclosure Package and Prospectus are based on or derived from sources which Company believes are reliable and accurate.

(xlvii)    Distribution of Offering Material By Company. Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of Underwriters’ distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Pricing Disclosure Package, the preliminary prospectus contained in the Pricing Disclosure Package, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by Representative and included in Annex B hereto or any electronic Road Show or other written communications reviewed and consented to by Representative and listed on Annex C hereto (each a “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Pricing Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from Company Additional Written Communication based upon and in conformity with information furnished in writing or confirmed in writing to Company by any Underwriter through Representative specifically for use therein, it being understood and agreed that the only such information so furnished or confirmed by any Underwriter through Representative consists of Underwriter Information.

(xlviii)    Forward-Looking Statements. Each financial or operational projection or other “forward-looking statement” (as defined by Section 27A of the Securities Act or Section 21E of the Exchange Act) contained in the Registration Statement, the Pricing Disclosure Package and the Prospectus (A) was so included by Company in good faith and with reasonable basis after due consideration by Company of the underlying assumptions, estimates and other applicable facts and circumstances, and (B) is accompanied by meaningful cautionary statements identifying those factors that would cause actual results to differ materially from those in such forward-looking statement. No such statement was made with the knowledge of an executive officer or director of Company that it was false or misleading.

(xlix)    Lock-Up Agreements. Each of Company’s executive officers, as defined by Rule 16a-1(f) of the Exchange Act Regulations, and directors and certain shareholders, in each case as listed on Exhibit A-1 hereto, has executed and delivered lock-up agreements as contemplated by Section 6(l) hereof.

(l)    Fees. Other than as contemplated by this Agreement, there is no broker, finder or other party that is entitled to receive from Company or any Subsidiary any brokerage or finder’s fee or any other similar fee, commission or payment as a result of the transactions contemplated by this Agreement.

(li)    Deposit Insurance. The deposit accounts of Bank are insured by the FDIC up to applicable legal limits, Bank has paid all premiums and assessments required by the FDIC and the regulations thereunder, and no proceeding for the termination or revocation of such insurance is pending or, to Company’s knowledge, threatened.

(lii)    Derivative Instruments. Any and all material swaps, caps, floors, futures, forward contracts, option agreements (other than options issued under Company’s shareholder-approved benefit plans) and other derivative financial instruments, contracts or arrangements, whether entered into for the account of Company or one of its Subsidiaries or for the account of a customer of Company or one of its Subsidiaries, were entered into in the ordinary course of business and in accordance with applicable laws, rules, regulations and policies of all applicable regulatory agencies and with counterparties believed by Company to be financially responsible. Company and each of its Subsidiaries have duly performed in all material respects all of their obligations thereunder to the extent that such obligations to perform have accrued, and there are no breaches, violations or defaults or allegations or assertions of such by any party thereunder except as would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(liii)    Contracts. The material contracts to which Company or any of its Subsidiaries is a party have been duly and validly authorized, executed and delivered by Company or its Subsidiaries, as the case may be, and (assuming due authorization and execution by the other parties thereto) constitute the legal, valid and binding agreements of Company or its Subsidiaries, enforceable by and against it in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, and subject to 12 U.S.C. § 1818(b)(6)(D) (or any successor statute) and similar bank regulatory powers and to the application of principles of public policy, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws. Except as would not reasonably be expected to have a Material Adverse Effect, neither Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Disclosure Package and Final Prospectus, or referred to or described in, or filed as an exhibit to, the Pricing Disclosure Package and Final Prospectus, and no such termination or non-renewal has been threatened by Company or any Subsidiary or, to Company’s knowledge, any other party to any such contract or agreement; and there are no contracts or documents of Company or any Subsidiary that are required to be described in the Pricing Disclosure Package and the Final Prospectus or to be filed as exhibits thereto by the Securities Act or by the rules and regulations of the Commission thereunder that have not been so described and filed.

(liv)    Off-Balance Sheet Transactions. There is no transaction, arrangement or other relationship between Company or any of its Subsidiaries and an unconsolidated or other off-balance sheet entity which is required to be disclosed in the Registration Statement, the Pricing Disclosure Package or the Prospectus (other than as disclosed therein).

(lv)    Margin Rules. The application of the proceeds received by Company from the issuance, sale and delivery of the Shares as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus will not violate Regulation T, U or X of the Federal Reserve or any other regulation of the Federal Reserve.

(lvi)    Emerging Growth Company Status. From the time of initial confidential submission of the Registration Statement to the Commission (or, if earlier, the first date on which Company engaged in any Written Testing-the-Waters Communication or any Testing-the-Waters Communication) through the Closing Date or the Option Closing Date (if applicable), Company has been, is and will be an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”) as codified on the date of this Agreement.

(lvii)    Permitted Testing-the-Waters Communications. Company (a) has not engaged in any Testing-the-Waters Communication other than Permitted Written Testing-the-Waters Communications with the consent of Representative with entities that are qualified institutional buyers within the meaning of Rule 144A under the Securities Act or institutions that are accredited investors within the meaning of Rule 501 under the Securities Act, and (b) has not authorized anyone other than Representative to engage in Testing-the-Waters Communications (other than the participation by Company’s management with respect to Permitted Written Testing-the-Waters Communications). Company reconfirms that Representative has been authorized to act on its behalf in undertaking Testing-the-Waters Communications. Company has not distributed or approved for distribution any Written Testing-the-Waters Communications other than the Permitted Written Testing-the-Waters Communications.

(lviii)    Accuracy of Permitted Written Testing-the-Waters Communications. As of the Applicable Time, each Permitted Written Testing-the-Waters Communication, as supplemented by and taken together with the Pricing Disclosure Package, did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted Written Testing-the-Waters Communication, if any, does not, as of the date hereof, conflict with the information contained in the Registration Statement, any preliminary prospectus, the Pricing Disclosure Package, any Issuer Free Writing Prospectus or the Prospectus.

(b)    Representations and Warranties of Bank. Bank represents and warrants to each Underwriter at the date hereof, the Applicable Time, the Closing Date, and each Option Closing Date (if any) referred to in Section 3(b) hereof, and agrees with each Underwriter, as follows:

(i)    Good Standing of Bank. Bank is a duly registered Pennsylvania state-chartered financial institution under the laws of the Commonwealth of Pennsylvania, and has been duly qualified as a foreign bank for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

(ii)    Authorization of Agreement. Bank has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken. This Agreement has been duly authorized, executed and delivered by Bank.

(iii)    Absence of Defaults. Neither Bank nor any of its subsidiaries is (A) in violation of its articles or certificate of incorporation, bylaws or other organizational or governing documents, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Bank or any of its subsidiaries is a party or by which any of them is bound or to which any of the property or assets of Bank or any of its subsidiaries is subject (collectively, the “Bank Instruments”), except as would not have a Material Adverse Effect; or (C) in violation of any statute, law, rule, regulation, order, decree of any court or governmental agency or body having jurisdiction over Bank or any of its subsidiaries, except as would not have a Material Adverse Effect.

(iv)    No Conflicts. The execution, delivery and performance of this Agreement by Bank, compliance by Bank with all of the provisions of this Agreement and the consummation of the transactions contemplated herein do not and will not contravene, conflict with, or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any Bank Instrument, except for such contraventions, conflicts, breaches, violations, or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect, nor does or will any such action contravene, conflict with or result in a breach or violation of any of the terms or provisions of the articles of incorporation or association or bylaws of Bank or any applicable statute, order, law, rule, regulation or decree of any court or governmental agency or body having jurisdiction over Bank or any of its subsidiaries or any of their assets, properties or operations, except for such contraventions, conflicts, breaches, violations, or defaults that would not, individually or in the aggregate, result in a Material Adverse Effect.

(c)    Certificates. Each of Company and Bank has a reasonable basis for making each of the representations set forth in Section 1(a), Section 1(b) and Section 1(c) as applicable. Each of Company and Bank acknowledges that Underwriters and, for purposes of the opinions to be delivered pursuant to Section 6 hereof, counsel to Company and counsel to Underwriters, may rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance. Any certificate signed by, or on behalf of, Company and Bank delivered to Underwriters or to counsel for Underwriters shall be deemed a representation and warranty by Company and Bank, respectively, to Underwriters as to the matters covered thereby.

Section 2. Sale; Option Shares.

(a)    On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, (i) Company agrees to sell to each of Underwriters, and each of Underwriters agrees, severally and not jointly, to purchase from Company, at a purchase price per share of $[●] (the “Purchase Price”), the number of Firm Shares set forth opposite the name of such Underwriter in Annex A hereto and (ii) in the event and to the extent that Underwriters shall exercise the election to purchase Option Shares as provided below, Company agrees to sell to each of Underwriters, and each of Underwriters agrees, severally and not jointly, to purchase from Company, at the Purchase Price, the number of Option Shares (to be adjusted by Representative so as to eliminate fractional shares) determined by multiplying (x) the number of Option Shares as to which such election shall have been exercised by (y) a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Annex A hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of Underwriters from Company.

(b)    In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions set forth herein, Company hereby grants to Underwriters the right to purchase at their election up to [●] Option Shares, at the Purchase Price. Underwriters may exercise their option to acquire Option Shares in whole or in part from time to time only by written notice from Representative to Company given within a period of 30 calendar days after the date of this Agreement and setting forth (i) the aggregate number of Option Shares to be purchased and (ii) the time, date and place at which such Option Shares are to be delivered, as determined by Representative but in no event earlier than the Closing Date or, unless Representative and Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

Section 3. Delivery to Underwriters; Closing.

(a)    It is understood that the several Underwriters propose to offer the Firm Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

(b)    Company and the Transfer Agent will deliver the Firm Shares to Representative through the facilities of DTC for the accounts of Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of Company, in the case of Firm Shares sold by Company, pro rata based on the number of Firm Shares sold by each of them, under instructions from the Transfer Agent, at [●] A.M., New York City time, on [●], 2022, unless postponed in accordance with Section 10 hereof, or such other time and date not later than [●] p.m., New York City time, on [●], 2022, as Representative and Company determine, such time being referred to herein as the “Closing Date.” For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares. The certificates or book-entry security entitlements for the Firm Shares so to be delivered will be in such denominations and registered in such names as Representative requests in writing not later than one full business day prior to the Closing Date.

(c)    Each time for the delivery of and payment for the Option Shares, being herein referred to as an “Option Closing Date,” which may be the Closing Date, shall be determined by Representative as provided above. Company will deliver the Option Shares being purchased on each Option Closing Date to Representative through the facilities of DTC for the accounts of Underwriters, against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer drawn to the order of Company at [●] a.m., New York City time, on the applicable Option Closing Date. The certificates or book-entry security entitlements for the Option Shares so to be delivered will be in such denominations and registered in such names as Representative requests in writing not later than one full business day prior to such Option Closing Date.

Section 4. Covenants.

(a)    Covenants of Company. Company further covenants and agrees with each of Underwriters as follows:

(i)    Company, subject to Section 4(a)(ii) hereof, will comply with the requirements of Rule 430A under the Securities Act, and will notify Representative promptly, and confirm the notice in writing, (A) when any post-effective amendment to the Registration Statement shall become effective, or any amendment or supplement to the Prospectus shall have been filed, to furnish Representative with copies thereof, and to file promptly all materials required to be filed by Company with the Commission pursuant to Rule 433(d) under the Securities Act, (B) of the receipt of any comments from the Commission, (C) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, the Pricing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. Company will promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. Company will use its best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as possible.

(ii)    Company will give Representative notice of its intention to file or prepare any amendment to the Registration Statement, or any amendment, supplement or revision to any preliminary prospectus, the Pricing Prospectus or the Prospectus. Company (A) will furnish to Representative for review, a reasonable period of time prior to the proposed time of filing of any proposed amendment or supplement to the Registration Statement, a copy of each such amendment or supplement, and (B) will not amend or supplement the Registration Statement without Representative’s prior written consent. Prior to amending or supplementing any preliminary prospectus, the Pricing Prospectus or the Prospectus, Company shall furnish to Representative for review, a reasonable amount of time prior to the time of filing or use of the proposed amendment or supplement, a copy of each such proposed amendment or supplement. Company shall not file or use any such proposed amendment or supplement without Representative’s prior written consent. Company shall file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

(iii)    Company shall furnish to Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto prepared by or on behalf of, used by, or referred to by Company, and Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without Representative’s prior written consent. Company shall furnish to each Underwriter, without charge, as many copies of any free writing prospectus prepared by or on behalf of, used by or referred to by Company as such Underwriter may reasonably request. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Shares (but in any event if at any time through and including the Closing Date) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by Company conflicted or could conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus or included or could include an untrue statement of a material fact or omitted or could omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such time, not misleading, as the case may be; provided, that prior to amending or supplementing any such free writing prospectus, Company shall furnish to Representative for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus, and Company shall not file, use or refer to any such amended or supplemented free writing prospectus without Representative’s prior written consent.

(iv)    Company will use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as Representative may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that nothing in this Section 4(a)(iv) shall require Company to qualify as a foreign corporation in any jurisdiction in which it is not already so qualified or to file a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is otherwise not so subject.

(v)    Company has furnished or will deliver to Representative, without charge, signed copies of the Registration Statement as originally filed, any Rule 462(b) Registration Statement and of each amendment to each (including exhibits filed therewith or incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to Representative, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of Underwriters, in each case in such quantities as Representative reasonably requests. The copies of the Registration Statement and each amendment thereto furnished to Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vi)    Company has delivered to each Underwriter, without charge, as many written and electronic copies of each preliminary prospectus and the Pricing Prospectus as such Underwriter reasonably requested, and Company hereby consents to the use of such copies for purposes permitted by the Securities Act. Company will furnish to each Underwriter, without charge, prior to 5:00 p.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter during the period when the Prospectus is required to be delivered in connection with sales of the Shares under the Securities Act or the Exchange Act or in lieu thereof, the notice referred to in Rule 173(a) under the Securities Act, such number of written and electronic copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(vii)    If at any time following the distribution of any Permitted Written Testing-the-Waters Communication there occurred or occurs an event or development as a result of which such Permitted Written Testing-the-Waters Communication included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at that subsequent time, not misleading, Company will promptly notify Representative and, should Underwriters request, will promptly amend or supplement, at its own expense, such Permitted Written Testing-the-Waters Communication to eliminate or correct such untrue statement or omission. Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(viii)    Company will use the net proceeds received by it from the sale of the Shares in the manner specified in the Pricing Prospectus under the heading “Use of Proceeds.”

(ix)    Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(x)    Company will use its reasonable best efforts to effect and maintain the listing of the Common Stock (including the Shares) on NASDAQ.

(xi)    During a period of 180 days from the date of the Prospectus (the “Lock- Up Period”), Company will not, directly or indirectly, without the prior written consent of Representative, (A) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer any shares of Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, or exercise any right with respect to the registration of any of the foregoing, file or cause to be filed any registration statement in connection therewith under the Securities Act, (B) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement other than (x) the Shares to be sold hereunder, (y) the issuance of restricted stock awards, options to acquire shares of Common Stock, or other equity-based awards (including shares of Common Stock issuable upon exercise of any such awards) granted pursuant to Company’s benefit plans existing on the date hereof that are described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, as such plans may be amended, or the filing of one or more registration statements on Form S-8 with respect to the issuance of securities under such benefit plans in each case where such restricted stock awards, options, or other equity-based award vest after the expiration of the Lock-Up Period, or (z) the issuance of shares of Common Stock upon the exercise of any such options or equity based awards.

(xii)    During the Lock-Up Period, Company will enforce all agreements between Company and any of its security holders that restrict or prohibit, expressly or in operation, the offer, sale or transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for any shares of Common Stock, or any of the other actions restricted or prohibited under the terms of the form of “lock-up” agreement. In addition, Company will direct the transfer agent to place stop transfer restrictions upon any such securities of Company that are bound by such “lock-up” agreements for the duration of the periods contemplated in such agreements, including, without limitation, “lock-up” agreements entered into by Company’s executive officers, directors and shareholders pursuant to Section 6(l) hereof.

(xiii)    If Representative, in its sole discretion, agrees to release or waive the restrictions set forth in a “lock-up” agreement described in Section 6(l) hereof for an executive officer or director of Company and provides Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two business days before the effective date of the release or waiver.

(xiv)    Company will comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement, the Registration Statement, the Pricing Disclosure Package and the Prospectus. Without limiting the generality of the foregoing, Company will, during the period when a prospectus relating to the Shares is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), file on a timely basis with the Commission and NASDAQ all reports and documents required to be filed under the Exchange Act. Additionally, Company shall report the use of proceeds from the issuance of the Shares as may be required under Rule 463 under the Securities Act. If at any time when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with sales of the Shares (but in any event if at any time through and including the Closing Date or any Option Closing Date) there occurred or occurs an event or development as a result of which it is necessary, in the opinion of counsel for Underwriters for Company, to amend the Registration Statement or amend or supplement any preliminary prospectus, the Pricing Prospectus or the Prospectus in order that such preliminary prospectus, the Pricing Prospectus or Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement any preliminary prospectus, the Pricing Prospectus or the Prospectus in order to comply with the requirements of the Securities Act or the Securities Act Regulations, Company will promptly prepare and file with the Commission, subject to Section 4(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or any preliminary prospectus, the Pricing Prospectus or the Prospectus comply with such requirements, and Company will furnish to Underwriters such number of copies of such amendment or supplement as Underwriters may reasonably request.

(xv)    Company will file with the Commission such information as may be required pursuant to Rule 463 under the Securities Act.

(xvi)    During a period of three years from the effective date of the Registration Statement, Company will furnish to Representative copies of all reports or other communications (financial or other) furnished to shareholders generally, and to deliver to Representative (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of Company is listed, and (B) such additional information concerning the business and financial condition of Company as Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of Company and the Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission); provided, Company will be deemed to have furnished such reports, financial statements and other information to the extent such reports, financial statements and other information is filed with the SEC and publicly available.

(xvii)    Company shall not invest or otherwise use the proceeds received by Company from its sale of the Shares in such a manner as could require Company or any of the Subsidiaries to register as an investment company under the Investment Company Act.

(xviii)    If Company elects to rely upon Rule 462(b) under the Securities Act, Company will file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., New York City time, on the date of this Agreement, and at the time of filing either to pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

(xix)    If so requested by Representative, Company shall cause to be prepared and delivered, at its expense, within one business day from the effective date of this Agreement, to Representative an electronic Prospectus to be used by Underwriters in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of preliminary prospectus, Pricing Prospectus, any Issuer Free Writing Prospectus or the Prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (A) it shall be encoded in an electronic format, satisfactory to Representative, that may be transmitted electronically by Representative and the other Underwriters to offerees and purchasers of the Shares, (B) it shall disclose the same information as such paper preliminary prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or the Prospectus, as the case may be, and (C) it shall be in or convertible into a paper format or an electronic format, satisfactory to Representative, that will allow investors to store and have continuously ready access to such preliminary prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or the Prospectus at any future time, without charge to investors (other than any fee charged for subscription to the Internet generally).

(xx)    Company will use its reasonable best efforts to ensure that the Directed Shares will be restricted as required by FINRA or FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. Underwriters will notify Company in writing as to which persons, if any, will need to be so restricted. At the request of Underwriters, Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should Company release, or seek to release, from such restrictions any of the Directed Shares, Company agrees to reimburse Underwriters for any reasonable expenses (including, without limitation, reasonable legal expenses) they incur in connection with, or as a result of, such release. Company will comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(xxi)    Company will not take, and will use its reasonable best efforts to ensure that no affiliate of Company will take, directly or indirectly, any action designed to cause or result in or which constitutes or would reasonably be expected to constitute stabilization or manipulation of the price of the Shares or any reference security with respect to the Shares, whether to facilitate the sale or resale of the Shares or otherwise, and Company will, and will use its best efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M under the Exchange Act.

(xxii)    Company represents and agrees that, without the prior consent of Representative, it has not made and will not make any offer relating to the Shares that would constitute a “free writing prospectus” as defined in Rule 405 under the Securities Act; any such free writing prospectus the use of which has been consented to by Company and Representative is listed on Annex B hereto.

(xxiii)    Company has complied and will comply with the requirements of Rule 433 under the Securities Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Securities Act to avoid a requirement to file with the Commission any electronic Road Show.

(xxiv)    During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Date or the date on which Underwriters receive full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Section 8 or Section 9 of this Agreement, neither Company nor Bank shall, without the prior written consent of Representative, take or permit to be taken any action that could result in Bank’s common stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance; provided that this covenant shall be null and void if the Federal Reserve, the PADOBS, the FDIC or any federal or state bank regulator or regulatory authority having jurisdiction over Bank, by regulation, policy statement or interpretive release or by written order or written advice addressed to Bank and specifically addressing the provisions of Section 8 hereof, permits indemnification of Underwriters by Bank as contemplated by such provisions.

(xxv)    Company and its Subsidiaries will comply with all effective applicable provisions of the Sarbanes-Oxley Act.

(xxvi)    Company will promptly notify Representative if Company ceases to be an Emerging Growth Company at any time prior to the later of (i) completion of the distribution of Shares within the meaning of the Securities Act and (ii) completion of the Lock-Up Period.

Section 5. Payment of Expenses.

Company covenants and agrees with the several Underwriters that, whether or not the transactions contemplated by this Agreement are consummated, Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (A) the fees, disbursements and expenses of Company’s counsel, accountants and other advisors, (B) filing fees and all other expenses in connection with the preparation, printing, filing and delivering of the Registration Statement (including financial statements and exhibits), each preliminary prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus, any Permitted Testing-the-Waters Communication and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to Underwriters and dealers, (C) the cost of printing, producing or delivering this Agreement, closing documents (including any compilations thereof) and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Shares, (D) all expenses in connection with the qualification (or obtaining exemptions from the qualification or registration) of the Shares for offering and sale under securities laws of state or foreign jurisdictions as provided in Section 4(a)(iv), including filing fees and the reasonable fees and disbursements of counsel for Underwriters in connection with such qualification and in connection with the Blue Sky survey, (E) all fees and expenses in connection with listing the Common Stock (including the Shares) on NASDAQ, (F) the costs, fees and expenses incurred by Underwriters in connection with determining their compliance with the rules and regulations of FINRA related to Underwriters’ participation in the offering and distribution of the Shares, including any related filing fees and the reasonable fees and disbursements of counsel to Underwriters, (G) all fees and expenses in connection with the preparation, issuance and delivery of the certificates representing the Shares to Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Shares to Underwriters, (H) the cost and charges of any transfer agent or registrar, (I) the transportation and other expenses incurred by Company in connection with presentations to prospective purchasers of Shares, (J) the costs and expenses of Company relating to investor presentations on any Road Show, any Permitted Written Testing-the-Waters Communication or any Testing-the-Waters Communication undertaken in connection with the offering of the Shares, including, without limitation, expenses associated with the preparation or dissemination of any electronic Road Show, expenses associated with the production of Road Show slides and graphics, fees and expenses of any consultants engaged in connection with the Road Show presentations with the prior approval of Company, travel and lodging expenses of Representative, employees and officers of Company and any such consultants in connection with the Road Show, (K) all fees and expenses of Underwriters in connection with matters relating to the Directed Shares, including reasonable fees and disbursements of counsel for Underwriters, (L) all costs and expenses incurred by Underwriters in connection with the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of copies of information or materials relating to the Directed Shares, (M) all stamp duties, similar taxes or duties or other taxes, if any, incurred by Underwriters in connection with the Directed Shares, and (N) all other fees and expenses of Underwriters (including fees and disbursements of the counsel for Underwriters and marketing, syndication and travel expenses and any expenses related to an investor presentation and/or roadshow that are incurred by Underwriters), provided that payment or reimbursement by Company of such fees and expenses shall not exceed $250,000; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

Section 6. Conditions of Underwriters’ Obligation.

The several obligations of Underwriters hereunder to purchase the Shares on the Closing Date or each Option Closing Date, as the case may be, are subject to the performance by Company of its obligations hereunder and to the following additional conditions:

(a)    Effectiveness of Registration Statement. The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Securities Act within the applicable time period prescribed for such filing by the Securities Act and in accordance with Section 4(a)(i) hereof; all material required to be filed by Company pursuant to Rule 433(d) under the Securities Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433 under the Securities Act; if Company has elected to rely upon Rule 462(b) under the Securities Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., New York City time, on the date of this Agreement; the Registration Statement has become effective and no stop order suspending the effectiveness of the Registration Statement or any part thereof the Pricing Prospectus or any part thereof, the Prospectus or any part thereof or any Issuer Free Writing Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or any state securities commission; and all requests for additional information on the part of the Commission shall have been complied with to Representative’s reasonable satisfaction.

(b)    Representations and Warranties. The respective representations and warranties of Company and Bank contained herein or in certificates of any officer of Company or Bank delivered pursuant to the provisions hereof, are true and correct on and as of the Closing Date or the Option Closing Date, as the case may be, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and each of Company or Bank shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date or the Option Closing Date, as the case may be.

(c)    No Downgrading. Subsequent to the execution and delivery of this Agreement and prior to the Closing Date or the Option Closing Date, as the case may be, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading, or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities issued or guaranteed by Company or any Subsidiary by any “nationally recognized statistical rating organization”, as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(d)    No Important Changes. (i) Neither Company nor any Subsidiary shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (A) there shall not have been any change in the capital stock or long-term debt of Company or any Subsidiary, and (B) there shall not have been any Material Adverse Effect, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of Representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Closing Date or Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Pricing Prospectus.

(e)    Officers’ Certificates. Representative shall have received on and as of the Closing Date or the Option Closing Date, as the case may be, (i) a certificate of the Chief Executive Officer of Company and the Chief Financial Officer of Company, satisfactory to Representative, stating: (A) that the conditions set forth in Section 6(b) (with respect to the respective representations, warranties, agreements and conditions of Company and Bank) and Section 6(c) are satisfied, (B) that none of the situations set forth in clause (i) or (ii) of Section 6(d) shall have occurred, and (C) that no stop order suspending the effectiveness of the Registration Statement has been issued and to Company’s knowledge, no proceedings for that purpose have been instituted or are pending or contemplated by the Commission and (ii) a certificate of the Chief Financial Officer of Company, in form and in substance satisfactory to Representative.

(f)    Opinion of Counsel for Company. On the Closing Date or Option Closing Date, as the case may be, Luse Gorman, PC, counsel for Company, shall have furnished to Representative their favorable written opinion and negative assurance letter, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for Underwriters, to the effect set forth on Exhibit C hereto.

(g)    Auditor Comfort Letters. Each of S.R. Snodgrass, P.C. and Hacker, Johnson & Smith PA shall have furnished to Representative a letter, dated the date of this Agreement, in form and substance satisfactory to Representative, containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Disclosure Package and each Issuer Free Writing Prospectus, if any.

(h)    Bring-down Comfort Letters. On the Closing Date or Option Closing Date, as the case may be, Representative shall have received from each of S.R. Snodgrass, P.C. and Hacker, Johnson & Smith PA, a letter, dated the Closing Date or such Option Closing Date, as the case may be, to the effect that it reaffirms the statements made in its letter or letters furnished pursuant to Section 6(g), except that the specified date referred to therein for the carrying out of procedures shall be not more than two business days prior to the Closing Date or such Option Closing Date, as the case may be.

(i)    Opinion of Counsel for Underwriters. On each Closing Date and Option Closing Date, as the case may be, Representative shall have received the opinion of Squire Patton Boggs (US) LLP, counsel for Underwriters in connection with the offer and sale of the Shares, in form and substance satisfactory to Underwriters, dated as of such date.

(j)    Approval of Listing. The Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, shall have been approved for listing on NASDAQ, subject to official notice of issuance.

(k)    No Objection. FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and conditions.

(l)    Lock-Up Agreements. Representative shall have received “lock-up” agreements, each substantially in the form of Exhibit A hereto, from all the shareholders, officers and directors of Company listed on Exhibit A-1 hereto and such agreements shall be in full force and effect on the Closing Date or Option Closing Date, as the case may be.

(m)    Additional Documents. On or prior to the Closing Date or Option Closing Date, as the case may be, Company shall have furnished to Representative such further information, certificates, documents and opinions as Representative shall reasonably request.

(n)    No Termination Events. On or after the Applicable Time there shall not have occurred any of the events, circumstances or occurrences set forth in Section 11.

(o)    Trademarks. Upon request of any Underwriter, to furnish, or to cause to be furnished, to such Underwriter an electronic version of Company’s trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the online offering of the Shares (the “License”); provided, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated, subject to the provisions of Section 12, by Representative by notice to Company at any time at or prior to the Closing Date or Option Closing Date, as the case may be, and such termination shall be without liability of any party to any other party, except as provided in Section 5, Section 8, Section 9 and Section 12.

Section 7. Effective Time of the Agreement.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

Section 8. Indemnification.

(a)    Indemnification of Underwriters. Company and Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter and its affiliates (as such term is defined in Rule 501(b) of the Securities Act Regulations (each, an “Affiliate”)), selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B of the Securities Act (“Rule 430B”), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or, arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto) of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)    against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission or any other violation of any federal or state securities law or regulation; provided that (subject to Section 8(e) hereof) any such settlement is effected with the written consent of Company;

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Representative), reasonably incurred in investigating, preparing or defending against, or appearing as a witness or providing information or documents in connection with any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with Underwriter Information in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto). Notwithstanding the foregoing, the indemnification obligation of Bank in this Section 8 shall be limited with respect to Bank to the extent necessary if (a) a Governmental Entity having jurisdiction over Bank by written communication addressed to Bank or its board of directors, including in connection with any examination of Bank, informs Bank or its board of directors that such Governmental Entity has determined that such indemnification violates Sections 23A or 23B of the Federal Reserve Act, as amended, or another law, rule, regulation or policy applicable to Bank or Company, (b) a Governmental Entity notifies Bank by written communication that such indemnification would result in an adverse impact on Bank’s examination ratings or (c) such indemnification would give rise to civil money penalties or other sanctions.

(b)    Indemnification of Company, Directors, and Officers. Each Underwriter severally, and not jointly, agrees to indemnify and hold harmless Company, each of Company’s directors, each of Company’s executive officers who signed the Registration Statement, and each person, if any, who controls Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 8(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in reliance upon and in conformity with Underwriter Information in the Registration Statement (or any amendment thereto), including any information deemed to be a part thereof pursuant to Rule 430B, or in any preliminary prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package or the Prospectus (or any amendment or supplement thereto).

(c)    Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 8(a) hereof, counsel to the indemnified parties shall be selected by Representative, and, in the case of parties indemnified pursuant to Section 8(b) hereof, counsel to the indemnified parties shall be selected by Company. In any action the defense of which is assumed by the indemnifying party pursuant to this Agreement, an indemnified party shall have the right to participate in such action and to retain its own counsel at the expense of such indemnified party, except that the fees and expenses of such counsel shall be borne by the indemnifying party if (i) the indemnifying party and such indemnified party shall have mutually agreed in writing to the retention of such counsel, (ii) the indemnifying party shall have failed in a timely manner to assume the defense and employ counsel reasonably satisfactory to the indemnified party in such action, or (iii) the indemnified party reasonably determines that defenses may be available to the indemnified party which are not available to the indemnifying party or may not be consistent with the best interests of the indemnifying party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel firm (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 8 or Section 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)    Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 8(a)(ii) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 45 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

(e)    Indemnification for Directed Shares. In connection with the offer and sale of the Directed Shares, Company and Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, its Affiliates, selling agents, officers and directors and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense (including, without limitation, any legal or other expenses reasonably incurred in connection with defending, investigating, or settling any such action or claim) as incurred by them (i) caused by the failure of any Directed Share Participant to pay for and accept delivery of Directed Shares which have been orally confirmed by the end of the first business day following the date of this Underwriting Agreement or (ii) related to, or arising out of or in connection with, the offering of the Directed Shares.

Section 9. Contribution.

If the indemnification provided for in Section 8 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by Company or Bank, as the case may be, on the one hand, and Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Company or Bank, as the case may be, on the one hand, and Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by Company or Bank, as the case may be, on the one hand, and Underwriters, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by Company or Bank, as the case may be, on the one hand, and the total underwriting discount received by Underwriters, on the other hand, in each case as set forth on the cover of the Prospectus, bear to the aggregate initial public offering price of the Shares as set forth on the cover of the Prospectus.

The relative fault of Company or Bank, as the case may be, on the one hand, and Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Company or Bank, as the case may be, or by Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Company, Bank, and Underwriters, severally and not jointly, agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against, or appearing as a witness or providing information or documents in connection with, any litigation, or any formal or informal request investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discount received by such Underwriter in connection with the Shares underwritten by it and distributed to the public, less any amounts previously paid by such Underwriter pursuant to Section 8(b). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Underwriters’ respective obligations to contribute pursuant to this Section 9 are several in proportion to the number of Firm Shares set forth opposite their respective names in Annex A hereto and not joint.

For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each Underwriter’s Affiliates, officers, directors and selling agents shall have the same rights to contribution as such Underwriter, and each director of Company, each officer of Company who signed the Registration Statement, and each person, if any, who controls Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Company, as applicable. Notwithstanding the foregoing, the contribution obligations of Bank in this Section 9 shall be limited with respect to Bank to the extent necessary if (a) a Governmental Entity having jurisdiction over Bank by written communication addressed to Bank or its board of directors, including in connection with any examination of Bank, informs Bank or its board of directors that such Governmental Entity has determined that such contribution violates Sections 23A or 23B of the Federal Reserve Act, as amended, or another law, rule, regulation or policy applicable to Bank or Company, (b) a Governmental Entity notifies Bank by written communication that such contribution would result in an adverse impact on Bank’s examination ratings or (c) such contribution would give rise to civil money penalties or other sanctions.

Section 10. Defaulting Underwriter.

(a)    If any Underwriter or Underwriters default in its or their obligations to purchase Shares hereunder on the Closing Date or any Option Closing Date and the aggregate number of Shares that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Shares that Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, Representative may make arrangements satisfactory to Company for the purchase of such Shares by other persons, including any of Underwriters, but if no such arrangements are made by such Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting Underwriters agreed but failed to purchase on such Closing Date or Option Closing Date, as the case may be. If any Underwriter or Underwriters so default and the aggregate number of Shares with respect to which such default or defaults occur exceeds 10% of the total number of Shares that Underwriters are obligated to purchase on such Closing Date or Option Closing Date, as the case may be, and arrangements satisfactory to Representative and Company for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate, without liability on the part of any non-defaulting Underwriter or Company, except as provided in Section 12. Nothing herein will relieve a defaulting Underwriter from liability for its default.

(b)    In the event of any such default which does not result in a termination of this Agreement, either Representative or Company shall have the right to postpone the Closing Date or the relevant Option Closing Date, as the case may be, for a period not exceeding seven days, in order to effect any required changes to the Registration Statement or Prospectus or any other documents or arrangements. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section 10.

Section 11. Termination.

(a)    Termination; General. Notwithstanding anything herein contained, this Agreement (or the obligations of the several Underwriters with respect to any Option Shares which have yet to be purchased) may be terminated, subject to the provisions of Section 12, in the absolute discretion of Representative, by notice given to Company at any time prior to the Closing Date or the Option Closing Date, as the case may be, if (a) trading generally on the New York Stock Exchange or on NASDAQ shall have been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental or regulatory authority, (b) trading of any securities of or guaranteed by Company or any Subsidiary shall have been suspended on any exchange or in any over-the- counter market, (c) a general moratorium on commercial banking activities in New York shall have been declared by Federal or New York State authorities or a new restriction materially adversely affecting the distribution of the Firm Shares or the Option Shares, as the case may be, shall have become effective, (d) a material disruption has occurred in commercial banking or securities settlement or clearance service in the United States, (e) there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof, declaration by the United States of a national emergency or war, or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, including as a result of terrorist activities, in each case the effect of which is such as to make it, in the judgment of Representative, impracticable or inadvisable to market the Shares to be delivered on the Closing Date or Option Closing Date, as the case may be, or to enforce contracts for the sale of the Shares, (f) there has been, since the time of the execution of this Agreement or since the respective dates as of which information is given in the Registration Statement, the Pricing Disclosure Package or the Prospectus, any Material Adverse Effect or (g) if Underwriters decline to purchase the Shares for any reason permitted under this Agreement.

(b)    Liabilities. If this Agreement is terminated pursuant to this Section 11, such termination will be without liability of any party to any other party except as provided in Section 5, Section 8, Section 9, Section 10 and Section 12 hereof; provided, that the provisions of Section 1, Section 5 Section 8, Section 9, Section 10 and Section 12 shall at all times be effective and shall survive such termination.

Section 12. Effect of Termination.

(a)    The respective indemnities, agreements, representations, warranties and other statements of Company or its officers, of Bank, and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, Company, Bank, or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Shares.

(b)    If this Agreement is terminated pursuant to Section 6, Section 10 or Section 11 or if for any reason the purchase of any of the Shares by Underwriters is not consummated, Company shall remain responsible for the expenses to be paid or reimbursed by them pursuant to Section 5, the respective obligations of Company, Bank, and Underwriters pursuant to Section 8 and the provisions of Section 9 and Section 10 shall remain in effect and, if any Shares have been purchased hereunder, the representations and warranties in Section 1 and all obligations under Section 5, Section 8 and Section 9 shall also remain in effect.

(c)    If this Agreement is terminated by Underwriters, or any of them, under Section 6, Section 10 or Section 11 or otherwise because of any failure or refusal on the part of Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any of Company shall be unable to perform its obligations under this Agreement or any condition of Underwriters’ obligations cannot be fulfilled, Company agrees to reimburse Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by Underwriters in connection with this Agreement or the offering contemplated hereunder; provided however; if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

Section 13. Successors; Assigns.

This Agreement shall inure to the benefit of and be binding upon Company, Bank, and Underwriters, the officers and directors of Company referred to herein, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation, other than Underwriters, Company, Bank, and their respective successors and the controlling persons and officers and directors referred to in Section 8 and Section 9 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Underwriting Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of Underwriters, Company, Bank, and their respective successors, and said controlling persons, officers and directors and other persons or entities and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Shares from any Underwriter shall be deemed to be a successor or assign by reason merely of such purchase.

Section 14. Notices.

All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof by the recipient if mailed or transmitted by any standard form of telecommunication. Notices to Underwriters shall be given to Representative, c/o Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201 (email: [●]), Attention: Legal Dept., with a copy (which shall not constitute notice) to Squire Patton Boggs (US) LLP, 2000 Huntington Center, 41 S High St, Columbus, OH 43215, Attention: Aaron A. Seamon (email: aaron.seamon@squirepb.com). Notices to Company shall be given to it at LINKBANCORP, Inc., 3045 Market Street, Camp Hill, Pennsylvania 17011 , Attention: Carl Lundblad, President, with a copy (which shall not constitute notice) to Luse Gorman, PC, 5335 Wisconsin Avenue, NW Suite 780, Washington, DC 20015, Attention: Benjamin M. Azoff (email: bazoff@luselaw.com).

Section 15. Counterparts.

This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile or other electronic means shall constitute effective execution and delivery of this Agreement by the parties hereto and may be used in lieu of the original signature pages to this Agreement for all purposes.

Section 16. Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICT OF LAWS OR CHOICE OF LAW PRINCIPLES THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

Section 17. Miscellaneous.

(a)    The parties hereby submit to the jurisdiction of and venue in the state and federal courts located in the City of New York, New York, in connection with any dispute related to this Agreement including, without limitation, any suit or proceeding arising out of or relating to this Agreement, any transaction contemplated hereby, the Pricing Prospectus, the Prospectus, Registration Statement, the offering of the Shares or any other matter contemplated hereby. Company and Bank, severally and not jointly, irrevocably and unconditionally waive any objection to the laying of venue of any such suit or proceeding arising out of or relating to this Agreement, the Pricing Prospectus, the Prospectus, the Registration Statement, the offering of the Shares or any transactions contemplated hereby in a New York Court, and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit or proceeding in any such court has been brought in an inconvenient forum.

(b)    Company and Bank, severally and not jointly, each acknowledge and agree that (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between Company and Bank on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of Company or Bank or their respective shareholders, creditors, employees or any other person or entity, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of Company or Bank with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising Company and Bank on other matters) or any other obligation to Company or Bank except the obligations expressly set forth in this Agreement, (iv) none of the activities of Underwriters in connection with the transactions contemplated herein constitutes a recommendation, investment advice, or solicitation of any action by Underwriters with respect to any entity or natural person except as expressly provided herein, and (v) each of Company and Bank has consulted its own legal and financial advisors to the extent it deemed appropriate. Company and Bank severally and not jointly agree that each will not claim that Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to Company, Bank or any other person or entity in connection with such transaction or the process leading thereto.

(c)    Company acknowledges that Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to Company and/or the offering that differ from the views of their respective investment banking divisions. Company hereby waives and releases, to the fullest extent permitted by law, any claims that Company may have against Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to Company by such Underwriters’ investment banking divisions. Company acknowledges that each of Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

(d)    Notwithstanding anything herein to the contrary, Company is authorized to disclose to any persons the U.S. federal and state income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to Company relating to that treatment and structure, without Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.

(e)    This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior agreements and understandings (whether written or oral) among Company, Bank and Underwriters, or any of them, with respect to the subject matter hereof.

(f)    COMPANY, BANK AND EACH UNDERWRITER, SEVERALLY AND NOT JOINTLY, HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)    This Agreement may not be amended or modified unless in writing signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The headings herein are for convenience only and shall not affect the construction hereof. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among Company, Bank and Underwriters in accordance with its terms.

Very truly yours,

LINKBANCORP, INC.

By:
Name:
Title:

THE GRATZ BANK

By:
Name:
Title:

[Signature Page to Underwriting Agreement]

The foregoing Underwriting Agreement is hereby confirmed and accepted by Representative in New York, New York as of the date first above written.

STEPHENS INC.

STEPHENS INC.

By:
Name:
Title:

For itself and as Representative of the other Underwriters named in Annex A hereto

[Signature Page to Underwriting Agreement]

ANNEX A

Underwriters	Number of Firm Shares to be Purchased
Stephens Inc.	[●]
Piper Sandler & Co.	[●]
D.A. Davidson & Co.	[●]

Total	[●]

ANNEX A

ANNEX B

Issuer Free Writing Prospectuses

Free Writing Prospectus, filed with the Commission on [●], 2022.

Pricing Information Conveyed Orally to Investors

The public offering price per share for the Shares shall be $[●].

The purchase price per share for the Shares to be paid by the several Underwriters shall be $[●], being an amount equal to the public offering price set forth above, less $[●] per share.

ANNEX B

ANNEX C

Permitted Written Testing-the-Waters Communications

1.    Company Initial Public Offering, Roadshow Presentation, dated [●] 2022.

ANNEX C

ANNEX D

Subsidiaries of Company

The Gratz Bank

GNB Investment Corp.

ANNEX D

EXHIBIT A

FORM OF LOCK-UP AGREEMENT

[●], 20[●]

LINKBANCORP, INC.

3045 Market Street

Camp Hill, Pennsylvania 17011

and

STEPHENS INC.

111 Center Street

Little Rock, Arkansas 72201

As Representative of the several Underwriters

Re	Proposed Public Offering of Common Stock by LINKBANCORP, Inc.

Ladies and Gentlemen:

The undersigned, a shareholder, an executive officer and/or a director of LINKBANCORP, Inc., a Pennsylvania corporation (“Company”), understands that Stephens Inc. (the “Representative”), as representative of the several Underwriters (each an “Underwriter” and collectively, the “Underwriters”), proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Company providing for the public offering (the “Offering”) of shares of Company’s Common Stock, par value $0.01 per share (including any securities convertible into or exchangeable or exercisable for such common stock, the “Common Stock”).

In recognition of the benefit that the Offering will confer upon the undersigned as a shareholder, executive officer and/or director of Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with each Underwriter to be named in the Underwriting Agreement that, commencing on the date hereof and ending on, and including, the date that is 180 days from the date of the Underwriting Agreement (such 180-day period being referred to herein as the “Lock-Up Period”), the undersigned will not (and will cause any spouse or immediate family member (as defined in Rule 16a-1(e) under the Securities Exchange Act of 1934, as amended (“Exchange Act”)) or the spouse of the undersigned living in the undersigned’s household, any partnership, corporation or other entity within the undersigned’s control, and any trustee of any trust that holds Common Stock or other securities of Company for the benefit of the undersigned or such spouse or immediate family member not to, without the prior written consent of Representative, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, hypothecate, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer any shares of Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or exercise any right with respect to the registration of any of the foregoing, or file or cause to be filed any registration statement in connection therewith under the Securities Act of 1933, as amended (the “Securities Act”), (ii) enter into any swap, hedge or any other agreement or any transaction that transfers, in whole or in part, the economic consequence of ownership of the Common Stock, whether any such swap, hedge or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise, or (iii) publicly disclose the intention to make any such offer, pledge, sale or disposition, or to enter into any such swap, hedge, transaction or other arrangement. For the avoidance of doubt, if the undersigned is an officer or director of Company, the undersigned acknowledges that the foregoing shall be applicable to any shares of Common Stock the undersigned may purchase through the directed share program of the Offering.

Exhibit A-1

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock (i) as a bona fide gift or gifts including through a distribution by a trust, family limited partnership, corporation or other entity, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein; (ii) to any corporation, trust, family limited partnership or other entity for the direct or indirect benefit of the undersigned or the immediate family (as defined in Rule 16a-1(e) under the Exchange Act) of the undersigned; provided, that the corporation, the trustee of the trust or general partner of the family limited partnership, as the case may be, agrees to be bound by the restrictions set forth herein; and provided further, that any such transfer shall not involve a disposition for value; (iii) to Company, to satisfy any tax withholding obligations of Company or the undersigned, or to satisfy the exercise price of stock options by the undersigned, upon exercise by the undersigned of stock options or vesting of outstanding restricted stock awards or other similar equity incentive awards that have been granted by Company prior to, and are outstanding as of, the date of the Underwriting Agreement; provided that the underlying Common Stock continues to be subject to the terms of this letter agreement; (iv) pursuant to a pledge in a bona fide transaction which is outstanding prior to or as of the date hereof to a lender to the undersigned and disclosed in writing to Representative prior to the execution of this letter agreement; (v) if the undersigned is an entity, transfers to its limited partners, beneficial interest owners, members or shareholders as part of a distribution, or to any corporation, partnership or other business that is an affiliate of the undersigned, provided that each transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-Up Period; (vi) if the undersigned is an entity, transfers covered above to any corporation, partnership or other business entity with which the undersigned shares in common an investment manager or advisor that has investment discretionary authority with respect to the undersigned’s and the entity’s investments pursuant to an investment advisory or similar agreement, provided that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-Up Period; (vii) pursuant to a qualified domestic order or divorce settlement, provided that the transferee agrees to be bound in writing by the restrictions set forth herein for the balance of the Lock-Up Period; or (viii) with the prior written consent of Representative.

The undersigned represents and warrants that the undersigned beneficially owns the shares of Common Stock covered by this letter agreement and that the undersigned now has and, except as contemplated by clauses (i) through (viii) above, for the duration of this letter agreement will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock, except in compliance with this letter agreement. In furtherance of the foregoing, Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

In addition, the undersigned agrees that, during the Lock-Up Period, without the prior written consent of Representative (which consent may be withheld in their sole discretion): (i) the undersigned will not request, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock, and (ii) the undersigned waives any and all notice requirements and rights with respect to the registration of any shares of Common Stock pursuant to any agreement, understanding or otherwise to which the undersigned is a party.

The undersigned represents and warrants that the undersigned has full power and authority to enter into this letter agreement. The undersigned agrees that the provisions of this letter agreement are irrevocable and shall be binding also upon the successors, assigns, heirs and legal representatives of the undersigned.

The undersigned understands that, if the registration statement on Form S-1 with respect to the Offering is withdrawn or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the shares of Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this letter agreement.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

[Signature page follows]

Exhibit A-2

The undersigned understands that Company and Underwriters are relying upon this letter agreement in proceeding toward consummation of the Offering.

Very truly yours,

Signature:

Name:

Exhibit A-3

EXHIBIT A-1

List of Persons and Entities Executing Lock-Up Agreements

[To be Determined]

Exhibit A-1

EXHIBIT B

Form of Press Release

LINKBANCORP, INC.

[●], 2022

LINKBANCORP, Inc. (“Company”) announced today that Stephens Inc. as lead bookrunner in Company’s recent initial public offering of [●] shares of its common stock, are [waiving][releasing] a lock-up restriction with respect to [●] shares of Company’s common stock held by [certain officers or directors][an officer or director] of Company. The [waiver][release] will take effect on [●], and the shares may be sold on or after such date.

This press release is not an offer or sale of the securities in the United State s or in any other jurisdiction where such offer or sale is prohibited, and such securities may not be offered or sold in the United States absent registration or an exemption from registration under the United States Securities Act of 1933, as amended.

Exhibit B

EXHIBIT C

Form Opinion of Counsel for Company

[To be provided]

Exhibit C-1